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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number       811-10529

The Investment House Funds

(Exact name of registrant as specified in charter)

11150 Santa Monica Boulevard, Suite 850 Los Angeles, California	90025
(Address of principal executive offices)	(Zip code)

Timothy J. Wahl
First Western Investment Management, Inc.
 11150 Santa Monica Boulevard, Suite 850            Los Angeles, California 90025

(Name and address of agent for service)

Registrant's telephone number, including area code:  (310) 268-2605

Date of fiscal year end:         July 31, 2013

Date of reporting period:       January 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Investment House Growth Fund Semi-Annual Report January 31, 2013 (Unaudited)

The Investment House Growth Fund
Letter to Shareholders
March 20, 2013

We closed out the first half of fiscal 2013 on January 31, 2013, and would like to thank you for joining us as shareholders of The Investment House Growth Fund (the “Fund,” formerly the GKM Growth Fund).

For the six months ended January 31, 2013, the Fund’s total return was 12.38% versus 9.91% for the S&P 500 Index (the “S&P 500”). Since the Fund’s inception on December 28, 2001, the Fund has had an average annual total return of 5.84% through January 31, 2013 versus 4.38% for the S&P 500 for the same period.

Our largest sector concentrations continue to be in Information Technology (58.7% vs. 18.4% for the S&P 500) and Health Care (19.2% vs. 12.2%), together comprising 77.9% of the Fund’s holdings at midyear. The balance of our holdings was comprised of 8.2% Industrials; 6.0% Materials; 3.8% Consumer Staples; and 4.1% Consumer Discretionary. The Fund has no exposures to Energy, Financial Services, Utilities, Real Estate, and Telecommunication Services.

Our top 5 holdings comprised 28.3% of the portfolio, and were all related in some way to the Information Technology sector. However, it is important to remember that such categorizations we view as somewhat arbitrary, as they stretch across a vast landscape of different kinds of businesses, from a 3-D printing manufacturer (Stratasys); to internet search (Google); to productivity enhancers (eBay and Trimble Navigation); to a branded lifestyle, entertainment, and productivity ecosystem (Apple). In fact, in this age, it is very hard to find a business which does not, in some important way, directly make use of and benefit from Information Technology, and therefore we regard the 58.7% Information Technology category membership of our portfolio companies as a far more economically and financially diverse sector than the single name “Information Technology” would suggest.

Below is a table reflecting the weights and first half performance of the key S&P 500 sectors vs. the corresponding weights and first half performance of the Fund’s holdings:

Sector	S&P 500 Weight	Fund Weight	S&P First Half Return %	Fund First Half Return %
Materials	3.6	6.0	14.3	11.6
Telecommunication Services	3.0	0	2.0	0
Consumer Discretionary	11.5	3.8	18.4	18.5
Consumer Staples	10.7	4.1	4.6	12.3
Energy	11.3	0	10.7	0
Financials	15.7	0	22.3	0
Health Care	12.2	19.2	12.9	17.1
Industrials	10.2	8.2	12.3	18.0
Real Estate	2.1	0	3.8	0
Information Technology	18.4	58.7	.32	6.5
Utilities	3.4	0	-1.3	0

Source: Morningstar

As is shown above, the big detractors from our performance – in terms of sector allocation – arose from the fact that we had no allocations to either the Financials sector, which rose 22.3% in the first half, or the Energy sector, which rose 10.7%. In addition, while we had no allocations to Telecommunication Services, that sector rose 2% from August 1, 2012 through January 31, 2013. Likewise, Real Estate rose 3.8%, while we had no allocations to that sector. In Materials, holdings within the S&P 500 rose 14.3%, while ours rose 11.6%.

On the plus side, while S&P 500 Consumer Discretionary rose 18.4%, the Fund’s holdings in that sector rose 18.5%. S&P 500 Consumer Staples rose 4.6% vs. 12.3% for the Fund; S&P 500 Health Care was up 12.9% vs. 17.1% for the Fund; S&P 500 Industrials rose 12.3% vs. 18.0% for the Fund. S&P 500 Utilities declined 1.4%, which we avoided altogether, having had no allocation to that sector. S&P 500 Information Technology holdings rose a scant .3% while the Fund’s Information Technology holdings climbed 6.5%. This is particularly noteworthy in view of Apple’s 24.75% decline during the period – the single largest individual detractor from our performance, and our single largest holding. The size and first half performance of our 10 largest holdings as January 31, 2013 are shown in the table below:

Fund Holding	Weight (%)	8/1/12 – 1/31/13 Return %
Apple	7.49	-24.75
Stratasys	6.07	28.07
Google	5.26	19.39
IBM	4.52	4.52
eBay	4.87	26.34
Intuit	4.35	8.41
Trimble Navigation	4.57	41.21
Microsoft	2.92	-5.44
Intuitive Surgical	3.33	19.29
Accenture	2.49	20.61
Total	45.87

RISK MANAGEMENT AND DIVERSIFICATION

Our attitude toward risk management remains the same: we define risk as the chance of permanent capital loss. We attempt to limit this risk by selecting the very best companies we can, and to manage portfolio risk by diversifying our separate company holdings. To the extent that such holdings, though in different companies, remain in or are related to the same sectors of the economy, then such concentrations may add to sector risk. Our largest single holding (Apple) represented 7.49% of the Fund (vs. a 3.2% weight in the S&P 500) and returned -24.75% for the first half of fiscal 2013, thus contributing -2.59% to the Fund’s overall performance. Despite the negative returns by Apple, the Fund was up 12.38% overall vs. 9.91% for the S&P 500.

PORTFOLIO TURNOVER

We continue to believe that less portfolio activity with the right companies is far superior to more activity with the wrong ones. This policy of enlightened lethargy has resulted in an average annualized “Tax-adjusted Return” of 5.84% per year for the Fund since its inception through January 2013, which, due to rounding, is the same as the pre-tax return of 5.84%. Our inactivity, therefore, has benefited you, our shareholders, as there is, in effect, no difference in the average annual total returns before and after tax over the course of our eleven plus years of operations. As a point of comparison, according to Morningstar, the largest fund in the Large Growth Category had a 1.69% difference between its pre- and post-tax average annual total  returns over the same period (the Fund’s inception through January 2013).

Our average rate of portfolio turnover for the first half of this fiscal year was approximately 1%. As in the past, we try to invest in companies we believe have strong, profitable competitive advantages which are growing and sustainable long into the future, such that time is our best friend in owning them. Sometimes we get it wrong, or there is a change in circumstance which requires a change in our positioning. In all cases though, we are motivated by producing the greatest after tax growth of capital consistent with our desire to minimize the risk of permanent capital loss.

Performance As of January 31, 2013	1 Year	5 Years	10 Years	Since Inception
Returns Before Taxes	21.51%	6.19%	8.24%	5.84%
Returns After Taxes on Distributions	21.51%	6.19%	8.23%	5.84%
Returns on Distributions and Sale of Fund Shares	12.17%	4.84%	6.74%	4.73%

The performance above presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you own the Fund in a tax-deferred account, such as an IRA or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

INVESTMENT COMMENTARY

For this letter, we decided it might be useful to talk a little bit about how we view the investment process, rather than simply regurgitating the recent market and financial news for which there are so many better sources. While there are many enduring investment themes which we might profitably take up, we thought we would start with our big picture: what do we mean by ‘long term’ investing, and how do we approach it in a world of such rapid short term change?

Here we are guided by a principle well-expressed by Warren Buffett in a colloquium at the University of Florida on October 15, 1998:

We never buy something with a price target in mind.
We never buy something at 30 saying if it goes to 40 we’ll sell it,
Or 50 or 60 or 100. The way to look at a business is, is this going to keep producing more and more money over time? And if the answer to that is yes, you don’t need to answer any more questions.

In other words, we are first and foremost looking for businesses with the prospect for enduring profitability, and management which has demonstrated the ability to manage through the changes which their environments give rise to, and to successfully adapt to, and profit by, those changes for the mutual benefit of their clients and their shareholders.

While looking into the future to answer this question is never an easy or simple thing to do, we agree completely with Buffett, who said in the very dark, pessimistic investing days of August 1979 (just prior to the commencement of a decades long bull run in stocks),

The future is never clear;
you pay a very high price in the stock market for a cheery consensus.
Uncertainty is the friend of the buyer of long-term values.

Since ours is a growth fund, here too, we want to be clear on this issue as well. There are a multitude of types and sources of growth – raw economic, geographic, demographic; cyclical and secular; growth attributable to valuation changes, the use of leverage, margins, revenue, and market size; technological growth, productivity growth, and returns on invested capital growth – in short there are many, many sources and types of growth from which the seed of our investing ideas might spring. Perhaps most attractive to us, though, is the enterprise and financial growth attributable to what we estimate to be some enduring or permanent change in the way consumers and businesses do things – something, in other words, which enhances the productivity and quality of life of large numbers of people and businesses for what we estimate will be a very long time. These, first among all others, are the kinds of growth companies which get us really excited.

As to the issue of growth versus value, we agree with Buffett entirely, as he wrote in his 1992 Berkshire Hathaway Letter to Shareholders, that “the two approaches are joined at the hip:”

Growth is ALWAYS a component in the calculation of value,
constituting a variable whose importance can range from negligible to enormous…what is “investing” if it is not the act of seeking value at least sufficient to justify the amount paid?...The best business to own is one that over an extended period can employ large amounts of capital at very high rates of return. The worst…is one that must or will do the opposite: that is, consistently employ ever greater amounts of capital at very low rates of return.

A good example illustrating our investment philosophy occurred in our purchase, and continued holding of, Apple. While we could write many, many pages on this single investment alone, here we will just highlight a few aspects of our continuing interest.

The first thing to note is that our purchase first came at the end of August, 2007, when the S&P 500 closed at 1526.75, very near its all-time high. Apple closed the month at approximately 138.5 per share.

Since then, notwithstanding Apple’s recent decline from 700, the stock has increased roughly 225%, while the S&P closed at 1514.68 on January 31, 2013, down .8% from its August 2007 level.

In the 6 years from the start of 2007 through the end of 2012 Apple’s revenues increased approximately 8-fold, from $19.3 Billion to $156.5 Billion, while its net income rose 21.7 times from $1.9 Billion at the end of 2006, to $41.4 Billion at the end of 2012.

This remarkable growth occurred in a period commencing 30 years (!) after Apple was founded in the Jobs family garage and incorporated in Cupertino California on January 3, 1977. For more than two decades, since its inception, it had been a manufacturer of personal computers, and fought successive battles against IBM, and then the Wintel/Microsoft/Dell triad until, by the early 2000s it had been relegated to a footnote in the tech industry, with less than 1% market share in the PC business and a market capitalization less than $10 Billion (versus $425 Billion today). But from 2002 to 2007, with the roll out of Apple’s retail stores, its iTunes, and iPod innovations, and the development of its “I” web services palette, Apple’s sales and market capitalization grew dramatically, with sales growing from $5.7 billion in 2002 to $24 billion in 2007, and the average market value jumping from $7 billion to $24 billion. Surely, many investors had reason to fear that all the growth was over, and that we, as investors in August 2007, were far too late to the party. But, in terms of Apple’s ability to make enduring changes in the productivity and life quality of businesses and consumers, we believed the show was just beginning, with the June 2007 introduction of the revolutionary iPhone, and the enormously powerful ecosystem to which that one device would give birth. Apple was no longer a computer company; it was a multimedia community with almost limitless productivity and entertainment enhancers, whose profitability and competitive position would increase, not decrease, as it grew. Meanwhile, as it did so, the pricing of the enterprise became cheaper, not more expensive, with net margins at yearend 2006 rising from 10.1% to 26.5% at yearend 2012, even as the approximate yearly high P/E ratio fell from 51.6 in 2007 to 11.0 x in 2012. Here in this one position we have seen a hyper-growth and an extreme value play, all in the same security.

For us, the long term view of Apple – as with all of our investments - remains anchored to the same theme: can the enterprise continue to grow at highly profitable rates well into the future, and are we able to own that growth at a price which rewards us over the long term? For now, our answer to both questions remains yes. And, when we consider Apple’s free cash flow yield in relation to the yield on the 10 Year Treasury, we feel confident we are getting both growth and value:

And with a current dividend of $10.60 per share – roughly a 7.6% yield on our cost before the anticipated spring 2013 dividend increase – we are comforted by the growth and magnitude of the distributed cash flow as well.

Sincerely,	Sincerely,

Timothy J. Wahl	Jed M. Cohen
Portfolio Manager	Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit www.tihfunds.com or call 1-888-456-9518 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Investment House Growth Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The Adviser’s discussion of individual securities is presented for educational purposes only and should not be considered a recommendation by the Adviser. Fund holdings are subject to change at any time.

Some of the information given in this publication has been produced by unaffiliated third parties and, while it is deemed reliable, the adviser does not guarantee its timeliness, sequence, accuracy, adequacy, or completeness and makes no warranties with respect to results to be obtained from its use.

The Investment House Growth Fund’s expense ratio was 1.89% during the six months ended January 31, 2013. The expense ratio disclosed in the December 1, 2012 prospectus was 1.86%.

The Investment House Growth Fund
Performance Information
January 31, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Investment House Growth Fund and the S&P 500 Index Since Inception*

Average Annual Total Returns** (for periods ended January 31, 2013)
	1 Year	5 Years	10 Years	Since Inception*
The Investment House Growth Fund (a)	21.51%	6.19%	8.24%	5.84%
S&P 500 Index	16.78%	3.97%	7.93%	4.38%

(a)	The Fund’s expense ratio was 1.89% during the six months ended January 31, 2013. The expense ratio in the December 1, 2012 prospectus was 1.86%.
*	Initial public offering of shares was December 28, 2001.
**	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Investment House Growth Fund Portfolio Information January 31, 2013 (Unaudited)

Sector Diversification vs. the S&P 500 Index
(% of Total Investments)

Top 10 Holdings

Security Description	% of Net Assets
Apple, Inc.	8.2%
Stratasys, Inc.	6.7%
Google, Inc. - Class A	5.8%
eBay, Inc.	5.4%
Trimble Navigation Ltd.	5.0%
International Business Machines Corporation	5.0%
Intuit, Inc.	4.8%
Intuitive Surgical, Inc.	3.7%
Microsoft Corporation	3.2%
Accenture Ltd. - Class A	2.7%

The Investment House Growth Fund Schedule of Investments January 31, 2013 (Unaudited)

Common Stocks — 110.0%	Shares	Value
Consumer Discretionary — 4.2%
Hotels, Restaurants & Leisure — 1.9%
Yum! Brands, Inc.	14,000	$909,160

Household Durables — 2.3%
Tupperware Brands Corporation	14,000	1,066,800

Consumer Staples — 4.5%
Beverages — 2.1%
Coca-Cola Company (The)	26,000	968,240

Food & Staples Retailing — 1.1%
Costco Wholesale Corporation	5,000	511,700

Household Products — 1.3%
Church & Dwight Company, Inc.	11,000	635,690

Health Care — 21.2%
Biotechnology — 1.1%
Celgene Corporation*	5,000	494,800

Health Care Equipment & Supplies — 9.0%
Baxter International, Inc.	9,000	610,560
Conceptus, Inc.*	22,500	464,850
Intuitive Surgical, Inc.*	3,000	1,723,140
Medtronic, Inc.	21,000	978,600
Stryker Corporation	7,500	469,875
		4,247,025
Health Care Providers & Services — 4.4%
Henry Schein, Inc.*	12,700	1,096,518
McKesson Corporation	9,000	947,070
		2,043,588
Pharmaceuticals — 6.7%
Allergan, Inc.	8,500	892,585
Mylan, Inc.*	30,000	848,100
Novartis AG - ADR	6,000	406,920
Roche Holdings AG - ADR	7,000	388,360
Teva Pharmaceutical Industries Ltd. - ADR	16,000	607,840
		3,143,805

The Investment House Growth Fund Schedule of Investments (Continued)

Common Stocks — 110.0% (Continued)	Shares	Value
Industrials — 8.9%
Air Freight & Logistics — 1.1%
FedEx Corporation	5,300	$537,685

Commercial Services & Supplies — 1.2%
Stericycle, Inc.*	6,000	566,100

Industrial Conglomerates — 1.9%
General Electric Co.	40,000	891,200

Machinery — 3.7%
Cummins, Inc.	4,500	516,735
Pall Corporation	18,100	1,236,230
		1,752,965
Road & Rail — 1.0%
Norfolk Southern Corporation	7,000	482,090

Information Technology — 64.6%
Communications Equipment — 1.9%
QUALCOMM, Inc.	13,700	904,611

Computers & Peripherals — 17.3%
Apple, Inc.	8,500	3,870,135
EMC Corporation*	45,000	1,107,450
Stratasys Ltd.*	40,000	3,139,200
		8,116,785
Electronic Equipment, Instruments & Components — 5.0%
Trimble Navigation Ltd.*	37,800	2,362,500

Internet Software & Services — 13.0%
eBay, Inc.*	45,000	2,516,850
Facebook, Inc. - Class A*	12,000	371,640
Google, Inc. - Class A*	3,600	2,720,484
Yahoo!, Inc.*	25,950	509,398
		6,118,372
IT Services — 8.6%
Accenture Ltd. - Class A	17,900	1,286,831
Automatic Data Processing, Inc.	7,000	415,030
International Business Machines Corporation	11,500	2,335,305
		4,037,166

The Investment House Growth Fund Schedule of Investments (Continued)

Common Stocks — 110.0% (Continued)	Shares	Value
Information Technology — 64.6% (Continued)
Semiconductors & Semiconductor Equipment — 2.5%
Texas Instruments, Inc.	35,000	$1,157,800

Software — 16.3%
Adobe Systems, Inc.*	12,000	453,960
Autodesk, Inc.*	11,000	427,680
Intuit, Inc.	36,000	2,245,680
Microsoft Corporation	55,000	1,510,850
Oracle Corporation	30,000	1,065,300
SAP AG	13,000	1,066,260
Symantec Corporation*	40,000	870,800
		7,640,530
Materials — 6.6%
Chemicals — 6.6%
Ecolab, Inc.	15,000	1,086,000
Scotts Miracle-Gro Company (The) - Class A	23,600	1,031,792
Sigma-Aldrich Corporation	12,600	974,358
		3,092,150

Total Common Stocks (Cost $29,677,134)		$51,680,762

Money Market Funds — 0.0%(a)	Shares	Value
First American Treasury Obligations Fund - Class Y, 0.00%(b) (Cost $183)	183	$183

Total Investments at Value(c) — 110.0% (Cost $29,677,317)		$51,680,945

Liabilities in Excess of Other Assets — (10.0%)		(4,711,206)

Net Assets — 100.0%		$46,969,739

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	Percentage rounds to less than 0.1%.

(b)	Rate shown is the 7-day effective yield as of January 31, 2013.

(c)	All securities are pledged as collateral for the Fund’s bank line of credit.

See accompanying notes to financial statements.

The Investment House Growth Fund Statement of Assets and Liabilities January 31, 2013 (Unaudited)

ASSETS
Investments in securities:
At acquisition cost	$29,677,317
At value (Note 2)	$51,680,945
Dividends receivable	17,725
Receivable for capital shares sold	13,893
Total Assets	51,712,563

LIABILITIES
Line of credit payable (Note 5)	4,681,000
Payable for capital shares redeemed	1,812
Accrued investment advisory fees (Note 4)	41,623
Accrued Trustees’ fees (Note 4)	4,238
Other liabilities	14,151
Total Liabilities	4,742,824

NET ASSETS	$46,969,739

Net assets consist of:
Paid-in capital	$26,908,519
Accumulated net investment loss	(280,845)
Accumulated net realized losses from security transactions	(1,661,563)
Net unrealized appreciation on investments	22,003,628
Net assets	$46,969,739

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,511,931

Net asset value, redemption price and offering price per share (Note 2)	$18.70

See accompanying notes to financial statements.

The Investment House Growth Fund Statement of Operations For the Six Months Ended January 31, 2013 (Unaudited)

INVESTMENT INCOME
Dividends (Net of foreign tax of $1,620)	$330,101

EXPENSES
Investment advisory fees (Note 4)	307,281
Interest expense and fees (Note 5)	98,975
Extraordinary expenses for the selection of a new investment adviser (Note 4)	7,363
Trustees’ fees (Note 4)	1,970
Total Expenses	415,589

NET INVESTMENT LOSS	(85,488)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	1,923,032
Net change in unrealized appreciation/depreciation on investments	3,181,387
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	5,104,419

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,018,931

See accompanying notes to financial statements.

The Investment House Growth Fund Statements of Changes in Net Assets

	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
FROM OPERATIONS
Net investment loss	$(85,488)	$(239,589)
Net realized gains from security transactions	1,923,032	41,201
Net change in unrealized appreciation/ depreciation on investments	3,181,387	5,914,695
Net increase in net assets resulting from operations	5,018,931	5,716,307

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,556,005	5,950,170
Payments for shares redeemed	(2,216,451)	(5,997,753)
Net increase (decrease) in net assets from capital share transactions	1,339,554	(47,583)

TOTAL INCREASE IN NET ASSETS	6,358,485	5,668,724

NET ASSETS
Beginning of period	40,611,254	34,942,530
End of period	$46,969,739	$40,611,254

ACCUMULATED NET INVESTMENT LOSS	$(280,845)	$(195,357)

CAPITAL SHARE ACTIVITY
Shares sold	197,663	380,725
Shares redeemed	(125,742)	(386,181)
Net increase (decrease) in shares outstanding	71,921	(5,456)
Shares outstanding, beginning of period	2,440,010	2,445,466
Shares outstanding, end of period	2,511,931	2,440,010

See accompanying notes to financial statements.

The Investment House Growth Fund Statement of Cash Flows For the Six Months Ended January 31, 2013 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$5,018,931
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized losses from security transactions and litigation settlements	5,897
Net change in unrealized appreciation/depreciation on investments	(5,110,316)
Increase in dividends receivable	(3,800)
Proceeds from investment securities litigation settlements	13
Purchase of investment securities	(713,042)
Sale of short-term investments, net	66
Proceeds from sale of investment securities	1,909,100
Decrease in other liabilities	(44,289)
Increase in accrued investment advisory fees	6,608
Increase in accrued Trustees' fees	1,970
NET CASH PROVIDED BY OPERATING ACTIVITIES	1,071,138

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in line of credit payable	(2,380,100)
Increase in receivable for capital shares sold	(12,436)
Decrease in payable for capital shares redeemed	(18,156)
Receipt for shares purchased, net	1,339,554
NET CASH USED IN FINANCING ACTIVITIES	(1,071,138)

NET CHANGE IN CASH	—
Cash, beginning of period	—
Cash, end of period	$—

During the six months ended January 31, 2013, interest and fees paid was $103,264.

See accompanying notes to financial statements.

The Investment House Growth Fund Financial Highlights

Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended January 31, 2013 (Unaudited)		Years Ended
			July 31, 2012		July 31, 2011		July 31, 2010		July 31, 2009	July 31, 2008
Net asset value at beginning of period	$16.64		$14.29		$11.90		$10.65		$12.76	$15.12

Income (loss) from investment operations:
Net investment loss	(0.03)		(0.10)		(0.08)		(0.06)		(0.03)	(0.09)
Net realized and unrealized gains (losses) on investments	2.09		2.45		2.47		1.31		(2.08)	(2.22)
Total from investment operations	2.06		2.35		2.39		1.25		(2.11)	(2.31)

Less distributions from:
Net investment income	—		—		—		—		—	(0.05)

Net asset value at end of period	$18.70		$16.64		$14.29		$11.90		$10.65	$12.76

Total return(a)	12.38%	(b)	16.45%		20.08%		11.74%		(16.54% )	(15.32% )

Net assets at end of period (000’s)	$46,970		$40,611		$34,943		$30,011		$28,727	$40,676

Ratio of expenses to average net assets	1.89%	(c)	1.86%		1.60%		1.59%		1.70%	1.83%

Ratio of expenses to average net assets excluding borrowing costs	1.44%	(c)	1.53%		1.41%		1.41%		1.41%	1.41%

Ratio of net investment loss to average net assets	(0.39%	)(c)	(0.65%	)	(0.57%	)	(0.50%	)	(0.29% )	(0.63% )

Portfolio turnover rate	1%	(b)	4%		25%		8%		12%	9%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

The Investment House Growth Fund Notes to Financial Statements January 31, 2013 (Unaudited)

1. Organization

The Investment House Growth Fund (the “Fund”) is a diversified series of The Investment House Funds (the “Trust”), an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001. The public offering of shares of the Fund commenced on December 28, 2001.

The investment objective of the Fund is long term capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Equity securities of the Fund generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•
Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment House Growth Fund Notes to Financial Statements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type, as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$51,680,762	$—	$—	$51,680,762
Money Market Funds	183	—	—	183
Total	$51,680,945	$—	$—	$51,680,945

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. As of January 31, 2013, the Fund did not have any transfers in and out of any level. There were no level 2 or 3 securities or derivative instruments held in the Fund as of January 31, 2013. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

Share valuation – The net asset value of the Fund’s shares is calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business. The net asset value is calculated by dividing the value of the Fund’s total assets, minus liabilities, by the total number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Security transactions and investment income – Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP. There were no distributions to shareholders during the periods ended January 31, 2013 and July 31, 2012.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at

The Investment House Growth Fund Notes to Financial Statements (Continued)

least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of January 31, 2013:

Cost of portfolio investments	$29,677,317
Gross unrealized appreciation	$22,203,815
Gross unrealized depreciation	(200,187)
Net unrealized appreciation	22,003,628
Accumulated ordinary loss	(280,845)
Capital loss carryforwards	(3,529,843)
Other gains	1,868,280
Total distributable earnings	$20,061,220

As of July 31, 2012, the Fund had short-term capital loss carryforwards of $3,529,843 which expire on July 31, 2018. These capital loss carryforwards may be utilized in the current and future years to offset any net realized capital gains prior to distributing such gains to shareholders.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after July 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended July 31, 2009 through July 31, 2012) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the six months ended January 31, 2013, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $713,042 and $1,909,100, respectively.

The Investment House Growth Fund Notes to Financial Statements (Continued)

4. Transactions with Affiliates

A Trustee and certain officers of the Trust are affiliated with The Investment House LLC (the “Adviser”), Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, or Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund’s shares.

Under the terms of a Management Agreement effective October 12, 2012, between the Trust and the Adviser, the Adviser serves as the investment adviser to the Fund. For its services, the Fund pays the Adviser an investment management fee at the annual rate of 1.40% of the Fund’s average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested person Trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

For the portion of the fiscal year prior to October 12, 2012, under the terms of an Interim Management Agreement between the Trust and the Adviser, the Adviser served as the investment adviser to the Fund. For its services, the Fund paid the Adviser an investment management fee at the annual rate of 1.40% of the Fund’s average daily net assets. The Adviser paid all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested person Trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

The Trust and the Adviser have entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The fees payable to the Distributor are paid by the Adviser (not the Fund).

The Fund pays each Trustee who is not affiliated with the Adviser $7,500 annually. Trustees who are affiliated with the Adviser do not receive compensation from the Fund.

5. Bank Line of Credit

The Fund has a secured bank line of credit with US Bank NA that provides a maximum borrowing of up to $12,000,000. The line of credit may be used to cover redemptions or it may be used by the Adviser for investment purposes. When used for investment purposes, the Fund will be using the investment technique of “leverage.” Please see the Fund’s prospectus for detailed information on the investment strategies and associated risks involved with the use of leverage by the Fund. Borrowings under this arrangement bear interest at a rate per annum equal to the Prime Rate minus 0.25% at the time of borrowing plus an annual fee of $500. The line of credit matures on December 15, 2013. During the six months ended January 31, 2013, the Fund incurred $98,975 of interest expense and fees related to borrowings. The average debt outstanding and the average interest rate during the

The Investment House Growth Fund Notes to Financial Statements (Continued)

six months ended January 31, 2013 were $6,422,204 and 3.00%, respectively. The largest outstanding borrowing during the six months ended January 31, 2013 was $7,367,100. As of January 31, 2013, the Fund had outstanding borrowings of $4,681,000. All of the Fund’s securities are pledged as collateral for the Fund’s bank line of credit.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Sector Risk

If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the Information Technology sector or the Health Care sector, it will be affected by developments affecting the applicable sector. These sectors are subject to changing government regulations. Companies in these sectors also may be significantly affected by intense competition. In addition, technology and health care products may be subject to rapid obsolescence. As of January 31, 2013, the Fund had 64.6% and 21.2%, respectively, of the value of its net assets invested within the Information Technology and Health Care sectors.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

The Investment House Growth Fund About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2012 – January 31, 2013).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return before expenses. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios for the most recent five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

The Investment House Growth Fund About Your Fund’s Expenses (Unaudited) (Continued)

	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,123.80	$10.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.68	$9.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.89% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-456-9518, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-456-9518, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-888-456-9518. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Investment House Growth Fund
Results of a Special Meeting of Shareholders
(Unaudited)

On October 12, 2012, a Special Meeting of Shareholders of the Fund was held for the purpose of voting on the following proposal:

Proposal: To approve an investment management agreement with The Investment House LLC.

The total number of shares of the Fund present in person, or by proxy, was 1,454,804, which represented 59.49% of the shares entitled to vote at the meeting.

The Proposal was approved by shareholders. The results of the voting were as follows:

For	Against	Abstain
1,454,512	0	292

THE INVESTMENT HOUSE FUNDS

Investment Adviser
The Investment House LLC
11150 Santa Monica Boulevard
Suite 850
Los Angeles, California 90025

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246
1.888.456.9518

Legal Counsel
Thompson Hine LLP
312 Walnut Street
Suite 450
Cincinnati, Ohio 45202

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Board of Trustees
Darrin F. DelConte
Nicholas G. Tonsich
Timothy J. Wahl

Officers
Timothy J. Wahl, President
Robert G. Dorsey, Vice President
David L. Kahn, CCO and Secretary
Mark J. Seger, Treasurer

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Investment House Funds

By (Signature and Title)*		/s/ Timothy J. Wahl
Timothy J. Wahl, President

Date	April 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Timothy J. Wahl
Timothy J. Wahl, President

Date	April 1, 2013

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	April 1, 2013

* Print the name and title of each signing officer under his or her signature.